Altra Industrial Motion

Power Transmission and Motion Control Products

Altra® Industrial Motion

The Power of Experience

Third-Quarter
Third-Quarter
2012 Results
2012 Results
October 25, 2012
10:00 AM ET
Dial In Number
877-407-8293 Domestic
201-689-8349 International
Webcast at www.altramotion.com
Replay Number
Through November 1, 2012
877-660-6853 Domestic
201-612-7415 International
Account Number: # 364
Conference ID: # 401845
Webcast Replay at
www.altramotion.com
Exhibit 99.2

Safe Harbor Statement

Cautionary Statement Regarding Forward Looking Statements
All statements, other than statements of historical fact included in this presentation and conference call are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995.  These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  Forward-looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,”
“continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed”, “should be,” and other similar expressions that denote expectations of future or conditional events rather than statements of fact.  Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management’s current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, actions to improve profitability in Europe in the coming quarters, sales growth in North America, the company’s guidance for 2012, its optimism regarding further success in 2013, and its evaluation of the refinance of its 8 1/8 senior secured notes and the potential resulting interest expense reduction for 2013.
In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims,
(10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) changes in pension and retirement liabilities, (14) risks associated with compliance with environmental laws, (15) the ability to successfully execute, manage and integrate key acquisitions and mergers, (16) failure to obtain or protect intellectual property rights, (17) risks associated with impairment of goodwill or intangibles assets, (18) failure of operating equipment or information technology infrastructure, (19) risks associated with our debt leverage and operating covenants under our debt instruments, (20) risks associated with restrictions contained in our Senior Secured Notes and Convertible Notes
(21) risks associated with compliance with tax laws, (22) risks associated with the global recession and volatility and disruption in the global financial markets,  (23)
risks associated with implementation of our new ERP system, (24) risks associated with the Bauer acquisition and integration, (25) risks associated with the
Company's planned investment in a new manufacturing facility in China, and (26) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra Holdings, Inc. does not intend to, update or alter its forward looking statements, whether as a result of new information, future events or otherwise.

Third Quarter 2012 Highlights
• Maintained a 29.8% gross profit margin and 10.5% operating income margin despite 1.9% decline in sales
• Non-GAAP adjusted net income was $9.1 million or $0.34 per diluted share for the quarter *
• Strong operating cash-flow resulting in free cash flow of $21.9 million during the quarter *
• Increased dividend to $0.06 per share for the fourth quarter
• Initiating additional cost reductions in Europe
• Purchased Lamiflex in Brazil
• China greenfield on schedule to start up production in Q4

Top-line Growth Drivers in Q3
• Growth in distribution has slowed due to higher prior year comparable and flattening North American industrial economy
• Turf and Garden sales up slightly year-over-year as a result of good market conditions and new product development
• Ag demand up over Q3 2011 as a result of new programs
• Expanded manufacturing capacity contributed to strong sales in transportation market
• Certain segments of energy market are strong while others are flat
• Due to weaker global demand mining is not expected to improve in the near term

Third-Quarter 2012 Financial Highlights
QTD QTD
Q3 2012 Q3 2011 $ Change % Change
Net Sales $174.5 $177.9 ($3.4) -1.9%
Gross Profit $52.0 $53.0 ($1.0) -1.9%
% of Revenues 29.8% 29.8%
SG&A $30.8 $31.6 ($0.8) -2.5%
% of Revenues 17.7% 17.8%
Income from operations $18.4 $18.7 ($0.3) -1.6%
% of Revenues 10.5% 10.5%
Net Income $8.5 $12.1 ($3.6) -29.8%
% of Revenues 4.9% 6.8%
Earnings Per Share:
  Diluted $0.32 $0.46 ($0.14) -30.4%
Weighted Average Common
Shares Outstanding:
  Diluted 26,708 26,655 53 0.2%
($ millions)

Third-Quarter 2012
Non-GAAP Measures
Non-GAAP Adjusted Net Income
(amounts in millions)
Q3 2012 Q3 2011
Reported Net Income (Loss) $8.5 $12.1
Amortization of inventory fair value adjustment 0.1                -
Acquisition related expenses -                  0.7
Premium and deferred financing expense and
original issue discount eliminated on the
redeemed debt 0.7                0.5
Tax impact of above adjustments (0.2)               (1) (0.4)            (2)
Tax benefit from discrete items -                  (3.7)
Non-GAAP Adjusted Net Income $9.1 $9.3
Non-GAAP Adjusted diluted earnings per share $0.34 $0.35
(1) tax impact is calculated by multiplying the estimated effective tax rate, 29.5% by the above items
(2) tax impact is calculated by multiplying the estimated effective tax rate, 32.2% by the above items
Non-GAAP Adjusted Operating Income
(amount in millions)
Q3 2012 Q3 2011
Reported Income from Operations $18.4 $18.7
Amortization of inventory fair value adjustment 0.1                -
Acquisition related expenses -                  0.7
Non-GAAP Adjusted Operating Income $18.6 $19.3

QTD Free Cash Flow *
(amounts in millions)
Q3 2012 Q3 2011
Net cash used in operating activities $30.2 $21.9
(8.3) (4.9)
Free cash flow 21.9 17.0
Purchase of property, plant and
equipment

Balance Sheet Highlights
Balance Sheet Highlights
(amounts in millions)
Q3 2012 Q3 2011
Cash $88.1 $90.3
Debt:
   Convertible Senior Notes
85.0
85.0
   8.125% Senior Notes
177.0
201.8
   Capitalized Leases and other
1.2
0.6
   IRB's
-
3.0
   Mortgages
1.0
1.9
Total Debt $264.2 $292.3
Total Debt less Cash $176.1 42.3% $202.0 49.0%
Shareholders' Equity $239.8 57.7% $210.2 51.0%
Shareholders' Equity plus Debt less Cash $415.9 100.0% $412.2 100.0%

Third-Quarter 2012
Working Capital
Balance Sheet
(amounts in millions)
Operating Working Capital:
Q3 2012 Q2 2012 Q1 2012 Q4 2011 Q3 2011
Accounts Receivable 94.5 $         101.8 $      110.5 $      91.9 $         103.7 $
Inventories 124.3          121.0          127.1          126.0          123.5
Accounts Payable (41.5)           (43.2)           (47.3)           (52.8)           (50.6)
Operating Working Capital 177.3 $      179.6 $      190.3 $      165.1 $      176.6 $

2012 Outlook
• $720 - $735 Million in sales
• $1.35 - $1.45 Non-GAAP adjusted diluted earnings per share *
• EPS includes $4.5 - $5.0 Million of SAP costs and $1 Million in start-up costs in
China, approximately $0.13 - $0.15 per share
• $30 - $35 Million in capital expenditures, including $10 Million for investments in the new China facility
• $25 - $28 Million in depreciation and amortization
• Tax rate approximately 32% before discrete items

Summary
• Solid third quarter and reaffirmed full year guidance
• Very strong cash flow
• Evaluating opportunities to refinance
• Executing elements of long term growth strategy
• Investing in growth opportunities
• Accelerating profit improvement plans in Europe due to the weaker and uncertain economy

Discussion of Non-GAAP Measures
*  As used in this presentation and conference call, non-GAAP adjusted diluted earnings per share, non-
GAAP adjusted income from operations and non-GAAP adjusted net income are each calculated using either net income or income from operations that excludes acquisition related costs, discrete tax items, amortization of inventory fair value adjustment, premium paid on the redemption of debt and other income or charges that management does not consider to be directly related to the Company's core operating performance. Non-GAAP adjusted diluted earnings per share is calculated by dividing non-GAAP adjusted net income by GAAP weighted average shares outstanding (diluted). Non-GAAP free cash flow is calculated by deducting purchases of property, plant and equipment from new cash provided by operating activities.
Altra believes that the presentation of non-GAAP adjusted net income, non-GAAP adjusted income from operations, non-GAAP adjusted diluted earnings per share and non-GAAP free cash flow provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations.